U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 2004




                        PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




          Arizona                      1-13704                   86-0498857
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                       4633 East Broadway Blvd, Suite 110
                              Tucson, Arizona 85711
               (Address of principal executive offices)(Zip Code)


                                 (520) 955-4748
              (Registrant's telephone number, including area code)




                       110 South Church Avenue, Suite 3362
                              Tucson, Arizona 85701
                                (Former address)

                    Item 1. Changes in Control of Registrant.


         On March 17 and March 19, 2004, three of Prologic's Board members resigned and three new members were appointed. The resigning Board members included Bruce Carlsmith, Herbert F. Day and Richard E. Metz. The newly appointed Board members are James Heim, John Schauweker and James Nichols. The Company's Board of Directors has reduced the number of Directors to five (5).

         On March 19, 2004, James M. Heim, Director, was elected President and Treasurer and Martin A. Diamond, was elected Vice President and Secretary. The Company's Board of Directors eliminated all other officer positions.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: March 31, 2004                            By:    /s/  James M. Heim
                                                      --------------------
                                                          James M. Heim
                                                          President